ETF5 SA1 02/18

SUPPLEMENT DATED FEBRUARY 2, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 30, 2017

OF

Franklin FTSE China ETF

FRANKLIN FTSE INDIA ETF

FRANKLIN FTSE SWITZERLAND ETF

Franklin FTSE ASIA EX JAPAN ETF

(each a series of Franklin Templeton ETF Trust)

The Statement of Additional Information (SAI) is amended as follows:

  All references in the SAI to the size of the Franklin FTSE Switzerland ETF’s creation units is hereby changed from 400,000 shares to 100,000 shares.
  All references in the SAI to the size of the Franklin FTSE Asia ex Japan ETF’s creation units is hereby changed from 600,000 shares to 400,000 shares.
  The following is added to the “Goals, Strategies and Risks — Foreign securities — Investing through Stock Connect” section on page 19 of the SAI:

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its early stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

  IV.   The second paragraph under the section “Goals, Strategies and Risks — Foreign securities — Indian securities” on page 20 of the SAI is removed and replaced in its entirety with the following:

  Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, foreign investors, registered as Foreign Portfolio Investors (FPI) under the SEBI (Foreign Portfolio Investors) Regulation 2014 (“FPI Regulations”), are permitted to make direct portfolio investments in certain securities. The Fund has taken registration as Category II and is obliged to comply with the conditions mentioned in the FPI regulation including investment restrictions and disclosure of ultimate beneficial owners.

  Please keep this supplement with your Statement of Additional Information for future reference.